UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   August 12, 2013
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	INTEGRYS ENERGY GROUP, INC. (A Wisconsin Corporation) 130 East Randolph Street Chicago, Illinois 60601-6207 (312) 228-5400	39-1775292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On August 12, 2013, Integrys Energy Group, Inc. (the “Company”) agreed to sell $400,000,000 aggregate principal amount of its 6.00% Junior Subordinated Notes Due 2073 (the “Junior Subordinated Notes”) in a public offering through J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters. The Junior Subordinated Notes are registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-183172). In connection with the offering of the Junior Subordinated Notes, final versions of the following are filed herewith: (1) the Underwriting Agreement, dated August 12, 2013, by and among the Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named in Schedule II thereto; (2) the Second Supplemental Indenture, dated August 15, 2013, by and between the Company and U.S. Bank National Association, as trustee, creating the Junior Subordinated Notes, including the form of note; and (3) the opinion of Foley & Lardner LLP regarding certain tax matters in connection with the issuance of the Junior Subordinated Notes.
The foregoing description of the Junior Subordinated Notes and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(1)
Underwriting Agreement, dated August 12, 2013, by and among Integrys Energy Group, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named in Schedule II thereto.

(4)
Second Supplemental Indenture, dated as of August 15, 2013, between Integrys Energy Group, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-A filed on August 14, 2013).

(8)	Opinion of Foley & Lardner LLP, dated August 13, 2013, regarding certain tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTEGRYS ENERGY GROUP, INC.

Date: August 14, 2013        By:/s/ Jodi J. Caro
Jodi J. Caro
Vice President, General
Counsel and Secretary

INTEGRYS ENERGY GROUP, INC.
Exhibit Index to Form 8-K
Dated August 12, 2013

Exhibit
Number

(1)
Underwriting Agreement, dated August 12, 2013, by and among Integrys Energy Group, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, for themselves and as representatives of the other underwriters named in Schedule II thereto.

(4)
Second Supplemental Indenture, dated as of August 15, 2013, between Integrys Energy Group, Inc. and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.2 to Form 8-A filed on August 14, 2013).

(8)	Opinion of Foley & Lardner LLP, dated August 13, 2013, regarding certain tax matters.

4